Exhibit 32.1
Tiffany & Co.
Report on Form 10-K

CERTIFICATION

Pursuant to 18 U.S.C. 1350 as adopted by Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Tiffany & Co. (the “Company”) on Form 10-K for the period ended January 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alessandro Bogliolo, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: March 20, 2020

/s/ Alessandro Bogliolo
Chief Executive Officer
(principal executive officer)